1 Deutsche Bank Leveraged Finance Conference September 30, 2015

2 2 Forward-Looking Statements There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause the Company's actual results to differ materially from the forward-looking statements made herein include, but are not limited to: prolonged or material contractions in automotive sales and production volumes, the Company's liquidity, the viability of the Company's supply base and the financial conditions of the Company's customers; loss of large customers or significant platforms; the Company's ability to obtain financing in the future; ability to generate sufficient cash to service all of the Company's indebtedness; operating and financial restrictions imposed on the Company by the term loan and credit agreement; underfunding of pension plans; availability and increasing volatility in costs of manufactured components and raw materials; escalating pricing pressures; the Company's ability to meet significant increases in demand; the Company's ability to successfully compete in the automotive parts industry; risks associated with the Company's non-U.S. operations; foreign currency exchange rate fluctuations; ability to control the operations of the Company's joint ventures for the Company’s sole benefit; effectiveness of continuous improvement programs and other cost savings plans; product liability, warranty and recall claims that may be brought against the Company; work stoppages or other labor conditions; natural disasters; ability to meet the Company's customers' needs for new and improved products on a timely or cost-effective basis; the possibility that the Company's acquisition strategy may not be successful; the ability of the Company's intellectual property portfolio to withstand legal challenges; a disruption in or the inability to successfully implement upgrades to the Company's information technology systems; environmental, health and safety laws and other laws and regulations; the possible volatility of the Company's annual effective tax rate; significant changes in discount rates and the actual return on pension assets and other factors; the possibility of future impairment charges to the Company's goodwill and long-lived assets; the concentration of stock ownership may allow a few owners to exert significant control over the Company; stock volatility; and dependence on the Company's subsidiaries for cash to satisfy the obligations of the holding Company.

Investment Thesis

4 4 Cooper Standard (NYSE:CPS) Investment Thesis 1. The Company is beginning to realize the anticipated benefits of a long-term corporate transformation 2. Recently implemented world-class operations initiative and Cooper Standard Operating System (CSOS), including best business practices tools, are driving improved efficiency and margins 3. Implementation of rigorous capital management policies is leading to improved cash flow and ROIC 4. Advantaged global manufacturing footprint enables us to provide world-class service to our customers and win high volume business on global platforms 5. Increased presence and rapid growth trajectory (booked business) in China and other high-growth countries is expected to accelerate top line expansion 6. Current launch of revolutionary new materials, products and technologies is expected to create sustainable competitive advantage

Company Overview

6 6 Company Overview 2014 Revenue: $3.244 billion (52% NA, 35% Europe, 8% Asia, 5% SA) $400+ million nonconsolidated JV Automotive Supplier Rank1: 67 Globally 41 North America 49 Europe Global Footprint: 97 facilities 10 technical centers 20 countries Employees: 27,000 + employees 1 Automotive News – 2013 Sealing Systems Fuel & Brake Delivery Systems Fluid Transfer Systems Anti-Vibration Systems Product Lines

7 7 Core Products Lines Fuel & Brake Delivery Systems #2 Globally1 Fluid Transfer Systems North American Leader1 Anti-Vibration Systems North American Leader1 1 Booz and Company Market Research 2013 Sealing Systems #1 Globally1

8 8 Revenue Breakout by Product Line Fuel & Brake Delivery Systems #2 Globally1 Fluid Transfer Systems North American Leader1 Anti-Vibration Systems North American Leader1 *6% other includes non-automotive and divested thermal & emissions products 1 Booz and Company Market Research 2013 Sealing Systems #1 Globally1 2014 Revenue - $3.2 billion By Product Line Sealing 52% Fuel & Brake 20% Fluid Transfer 14% AVS 8% *T&E/ Non-Automotive

9 9 Market Size and CPS Estimated Share Fuel & Brake Delivery Systems #2 Globally1 Fluid Transfer Systems North American Leader1 Anti-Vibration Systems North American Leader1 1 Booz and Company Market Research 2013 2 Estimate based on IHS light vehicle production data and average content per vehicle Sealing Systems #1 Globally1 Global Market Size: $8.5 billion2 CPS Current Share: 24% Global Market Size: $6.0 billion2 CPS Current Share: 11% Global Market Size: $6.7 billion2 CPS Current Share: 7% Global Market Size: $8.8 billion2 CPS Current Share: 3% Market Market Market Market CPS CPS CPS CPS Large, segmented markets represent significant growth potential for CPS

Strategic Overview

11 Vision : Drive for Profitable Growth Mission : Top 30 – Top 5 Cooper Standard (NYSE: CPS) Top 30 automotive supplier in sales; top 5% ROIC

12 12 Drive for Profitable Growth

13 13 0 2 4 6 8 10 12 14 16 18 20 2010 2015 2021 Lt. V eh ic le P rod u ction ( milli o n s) Regional Global Winning Global Platforms - Imperative 49% 51% 35% 65% 23% 77% North American Framework Shifted - Global Platforms Accelerated After 2010  65% of light vehicles produced in North America are now global platforms*  Moving to 77% by 2021*  Requires global manufacturing, technical and marketing capabilities to retain business  Requires global manufacturing, technical and marketing capabilities to win new business  Represents opportunities to drive improving margins through volume, economies of scale, and global sourcing * IHS estimates and forecast

CPS Top 20 Platforms – 10 Global

Vehicles	Sealing	Fuel & Brake Delivery	Fluid Transfer Systems	Anti-Vibration Systems
Ford F-150 / Expedition / Navigator	■	■	■	■
GM Silverado / Sierra / Tahoe / Yukon / Escalade	■	■	■	■
Ford Focus / Escape / C-Max / Kuga / V40	■	■	■	
Ford Fiesta / Ecosport / B-Max / Transit Courier	■	■	■	
Ford Explorer / Flex / Taurus / MKS / MKT	■	■	■	■
GM LaCrosse / Malibu / Impala / XTS / Regal / Alpheon	■	■	■	
Ford Fusion / Mondeo / MKZ / Edge / Taurus	■	■	■	
PSA 308 / 408 / C4 / 3008 / 5008 / L60 / Berlingo / Partner	■	■	■	■
GM Cruze / Envision / Verano / Astra / Volt / Orlando	■	■	■	■
FCA RAM 1500 / 2500 / 3500	■	■	■	■
FCA Dart / 200 / Cherokee	■	■	■	
PSA 207 / 208 / 2008 / C3	■			
GM Aveo / Cobalt / Encore / Mokka / Onix	■			
Daimler C-Class / SLK	■	■		
VW Tiguan / Golf / Passat / Beetle / Jetta / Octavia / A3	■	■	■	
FCA Challenger / Charger / 300 / Quattroporte / Ghibli	■	■	■	
FCA Journey / Compass / Patriot / Freemont	■	■	■	■
Ford Mustang	■	■	■	■
GM Camaro / CTS / ATS	■	■	■	■
Geely / Volvo XC60 / XC70 / V60 / V70 / S60	■	■	■	

Denotes Global Platform

North America 2015 Truck of the year

14

15 15 Optimizing Global Footprint – 2015 • European Improvement Initiatives progressing as planned • Finalized acquisition of Huayu-Cooper Standard (Shenya) Sealing • Advancing Cooper Standard INOAC FTS joint venture • Added two new production facilities in China • New sales and engineering office in Tokyo, Japan • Finalized Polyrub Cooper Standard FTS JV in India • Expansion of Atlacomulco, MX manufacturing facility

16 16 World-Class Operations • Launched world-class operations initiative to drive improvement in ROIC: – Advantaged global footprint – Established and implemented Cooper Standard Operating System (CSOS) o Standardization of process, equipment and product designs – Implemented best business practice tool – Global supply chain structure to effectively leverage scale – Disciplined reviews with defined metric reporting • Target to close our performance gap to best-in-class benchmark plants by 30% per year

17 17 CPS Benchmark World-Class Operations – BBP Dashboard Material Variable Overhead Fixed Overhead Total Labor Hours / Equivalent Unit CPS Benchmark Opportunity for Improvement CPS Benchmark CPS Benchmark

18 18 Manufacturing Quality Improvement CSOS Initiatives Drive Operating Improvement Overall Equipment Effectiveness Safety Improvement 2014 2015 (2Q YTD) 34% 2014 2015 (2Q YTD) +200 bps 2014 2015 (2Q YTD) 58%

19 19 2 2 Restoring Competitive Advantage in Europe  New regional management in place to accelerate performance  Vertical integration  Addressing commercial gaps  Footprint optimization  Revised restructuring plan  Acquired 100 percent interest in Cooper Standard France JV  Re-entered Spain market to support growth  Production initiated at new world-class plant in Serbia  Rapidly implementing Cooper Standard Operating System (CSOS) and Best Business Practices (BBP) models  Driving significant improvement in operating efficiencies and profit margin  European 2Q15 segment profit margin increased 190 basis points vs. 2Q14 Cooper Standard facilities

20 20 Expanding in High-growth Markets  Huayu-Cooper Standard (Shenya) acquisition  Places Cooper Standard as largest automotive sealing supplier in China  Cooper Standard / INOAC JV  Majority-owned JV in Asia to accelerate fluid transfer systems growth  Provides additional growth opportunities with Japanese OEMs in China and Southeast Asia  Centralizing tube production in new state-of-the-art manufacturing facility  Expands opportunities in fuel and brake business  Approx. $100 million in new business awards through 2Q 2015  New regional management team in place  Launching new sealing and fuel & brake facilities to expand market leading positions for both product lines  Opening new technical center in Pune  Established new joint venture with with Sujan Group (Polyrub Cooper Standard FTS)  Increases market share and opens new opportunities in fluid transfer systems business  Became 100% owner of existing sealing JV China India

21 21 2Q 2015 Revenue by Region Asia Pacific Revenue Growth Accelerating Growth in Asia North America 53% Europe 31% South America 3% $58 $112 2Q 2014 2Q 2015 (USD millions) +92% Asia Pacific 13%

22 22 Bringing Innovations to Market Ultra Pro Coat High-performance Coating Quick Connect with Sensor ArmorHose™ Fortrex™

Financial Overview

24 24 2Q 2015 Financial Results Second Quarter 2014 2015 Sales $857.6 $860.8 Gross Profit 146.1 154.0 % Margin 17.0% 17.9% SGA&E 81.9 84.1 % Margin 9.5% 9.8% Operating Profit 56.5 58.8 % Margin 6.6% 6.8% Other Income/(expense) (28.6) 2.1 Adjusted EBITDA(1) $91.8 $97.0 % Margin 10.7% 11.3% Net Income $13.2 $36.5 Fully Diluted EPS $0.72 $1.98 (USD Millions, except Fully Diluted EPS / %) Note: Numbers subject to rounding (1) Adjusted EBITDA is a non-GAAP measure. See appendix.

25 25 Continued Margin Expansion • Consolidated adjusted EBITDA margin(1) of 11.3 percent – best in 3 years • North America segment profit margin improved 130 bps year over year* • Europe segment profit margin improved 190 bps year over year** * Excluding allocated loss on extinguishment of debt in 2Q 2014 ** Excluding allocated loss on extinguishment of debt in 2Q 2014; restructuring and one time gain in 2Q 2015 (1) Adjusted EBITDA margin is a non-GAAP measure. See appendix.

26 26 Last 4 Quarters Adjusted EBITDA Margin Trend Line Adjusted EBITDA Margin Improvement 6% 7% 8% 9% 10% 11% 12% 3Q 2014 4Q 2014 1Q 2015 2Q 2015

27 27 2Q 2015 Balance Sheet and Liquidity Note: In USD millions except ratios. Numbers subject to rounding Liquidity Cash Balance as of March 31, 2015 $ 194.4 Cash generated 10.4 Cash Balance as of June 30, 2015 $ 204.8 ABL Revolver 180.0 Letters of Credit (33.1) Total Liquidity $ 351.7 Key Financial Ratios EBITDA, Adjusted EBITDA and Financial Ratios are Non-GAAP measures. See appendix. Net Leverage $ 598.9 Net Leverage to LTM Adj. EBITDA 1.9 x Int. Coverage Ratio 8.3 x Net Leverage to Book Capitalization 42.9%

Company Outlook

29 29 Revenue 2012 - 2017 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2012 2013 2014 2015F 2016F 2017F Driving for Profitable Growth Key Growth Drivers • Positioning to outpace competition on global platforms • Gaining significant China and North America market share • Developing new strategic partnerships • Commercializing break-through technology • Laser focused on improving product penetration with new and existing customer base Industry CAGR ≈ 3.4% CPS CAGR ≈ 5 - 6% Reflects Euro at 1.19 and Canadian dollar at .84 Industry CAGR calculated from January 2015 IHS Forecast $ Bi lli o n US D

30 30 Driving for Profitable Growth in 2015 • Driving cash flow improvements • Capturing margin improvement through CSOS • Marketing innovations • Managing headwinds • Pursuing strategic acquisitions

31 31 2015 Guidance Initial Guidance Feb. 25, 2015 Current Guidance July 30, 2015 Revenue $3.3 - $3.4 billion Unchanged Capital Expenditure $185 - $210 million $175 - $185 million Cash Restructuring $35 - $45 million $25 - $35 million Cash Tax $45 - $55 million $40 - $50 million Adj. EBITDA Margin 50 – 75 bps improvement 75 – 100 bps improvement Key Assumptions NA Production 17.4 million units Unchanged European Production 20.3 million units Unchanged Avg. full year FX rates Euro 1 EUR = $1.19 USD 1 EUR = $1.11 USD Canadian Dollar 1 CAD = $0.84 USD 1 CAD = $0.80 USD

Q&A

Appendix

34 34 Non-GAAP Financial Measures EBITDA and adjusted EBITDA are measures not recognized under Generally Accepted Accounting Principles (GAAP) which exclude certain non-cash and non-recurring items. Management considers EBITDA and adjusted EBITDA as key indicators of the Company's operating performance and believes that these and similar measures are widely used by investors, securities analysts and other interested parties in evaluating the Company's performance. Adjusted EBITDA is defined as net income adjusted to reflect income tax expense, interest expense net of interest income, depreciation and amortization, and certain non-recurring items that management does not consider to be reflective of the Company's core operating performance. When analyzing the company’s operating performance, investors should use EBITDA and adjusted EBITDA in addition to, and not as alternatives for, net income (loss), operating income, or any other performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the company’s performance. EBITDA and adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of the company’s results of operations as reported under GAAP. Other companies may report EBITDA and adjusted EBITDA differently and therefore Cooper Standard’s results may not be comparable to other similarly titled measures of other companies. In addition, in evaluating adjusted EBITDA, it should be noted that in the future Cooper Standard may incur expenses similar to or in excess of the adjustments in the above presentation. This presentation of adjusted EBITDA should not be construed as an inference that Cooper Standard's future results will be unaffected by unusual or non- recurring items.

35 35 2014 2015 2014 2015 13.2$ 36.5$ 32.9$ 57.5$ 4.4 16.4 16.5 31.2 10.9 9.3 25.9 18.4 28.5 29.4 56.8 56.0 57.0$ 91.6$ 132.1$ 163.1$ Gain on acquisition (1) - (2.6) - (14.2) Loss on extinguishment of debt (2) 30.3 - 30.5 - 3.8 7.4 6.7 26.2 - - - 1.4 0.7 - 2.8 - Acquisition costs - 0.4 - 1.0 - 0.2 0.2 0.2 91.8$ 97.0$ 172.3$ 177.7$ (1) (2) (3) (4) (5) Adjusted EBITDA Includes non-cash restructuring and is net of noncontrolling interest. Income tax expense Stock-based compensation (5) Non-cash stock amortization expense and non-cash stock option expense for grants issued at emergence from bankruptcy. Gain on remeasurement of previously held equity in Shenya. Other Write-up of inventory to fair value for the Shenya acquisition. Depreciation and amortization Loss on extinguishment of debt relating to the repurchase of our Senior Notes and Senior PIK Toggle Notes. Inventory write-up (4) Restructuring (3) Net income attributable to Cooper-Standard Holdings Inc. Six Months Ended June 30, EBITDA Three Months Ended June 30, Interest expense, net of interest income EBITDA and Adjusted EBITDA Reconciliation ($ USD Millions)

Adj. EBITDA Margin
Twelve Months Ended June 30, 2015

($ USD Millions)	Three Months Ended				Twelve Months Ended
	30-Sep-14	31-Dec-14	31-Mar-15	30-Jun-15	30-Jun-15
Net income (loss) attributable to Cooper-Standard Holdings Inc.	$ 22.7	$ (12.8)	$ 21.0	$ 36.5	$ 67.4
Income tax expense	18.9	7.4	14.7	16.4	57.4
Interest expense, net of interest income	9.4	10.3	9.2	9.3	38.2
Depreciation and amortization	28.0	27.9	26.6	29.4	111.9
EBITDA	**$ 79.0**	**$ 32.8**	**$ 71.5**	**$ 91.6**	**$ 274.9**
Restructuring (1)	4.7	5.7	18.8	7.4	36.6
Impairment Charges (2)	-	26.3	-	-	26.3
Acquisition Costs	0.4	0.3	0.6	0.4	1.7
Gain on divestiture (3)	(17.9)	3.3	-	-	(14.6)
Settlement charges (4)	-	3.6	-	-	3.6
Gain on remeasurement of previously held equity interest (5)	-	-	(11.6)	(2.6)	(14.2)
Other	0.4	0.1	1.5	0.2	2.2
Adjusted EBITDA	**$ 66.6**	**$ 72.1**	**$ 80.8**	**$ 97.0**	**$ 316.5**
Net Leverage					
Debt payable within one year					$60.3
Long-term debt					743.4
Less: cash and cash equivalents					(204.8)
Net Leverage					**$ 598.9**
Net Leverage Ratio					1.9
Interest coverage ratio					8.3
Sales	**$ 781.0**	**$ 767.9**	**$ 800.1**	**$ 860.8**	**$ 3,209.8**
Adjusted EBITDA as a percent of Sales	**8.5%**	**9.4%**	**10.1%**	**11.3%**	**9.9%**

(1) Includes non-cash restructuring and is net of noncontrolling interest.
(2) Impairment charges related to fixed assets of $24.6 million and intangible assets of $1.7 million.
(3) Gain on sale of thermal and emissions product line.
(4) Settlement charges relating to the US pension plans that were amended to offer a one-time voluntary lump sum window to certain terminated vested participants.
(5) Gain on the remeasurement of previously held equity interest in Shenya.

Note: Numbers subject to rounding

36